GOLDMAN SACHS TRUST

Goldman Sachs ESG Emerging Markets Equity Fund

(the “Fund”)

Supplement dated February 28, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated February 28, 2019

Class P Shares are not currently offered by the Fund.

This Supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.

EME4PFDSTATSTK 02-19